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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ___________

                                   FORM 8-K
                                  ___________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   May 12, 2008


                            NEXAM ACQUISITION CORP.
              __________________________________________________
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             DELAWARE                                      000-53120
 ________________________________                    _____________________
 (STATE OR OTHER JURISDICTION OF                     (COMMISSION FILE NO.)
   INCORPORATION OR ORGANIZATION)


                          C/O WILLIAM TAY, PRESIDENT
              305 MADISON AVENUE, SUITE 1166, NEW YORK, NY 10165
              __________________________________________________
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 917-591-2648
                           _________________________
                           (ISSUER TELEPHONE NUMBER)

                                Not Applicable.
         ____________________________________________________________
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT



                          FORWARD LOOKING STATEMENTS

       This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

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

       Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

       On or before May 23, 2008 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement dated May 12, 2008 (the "Agreement"), G.J. de Klerk, or his assigns Performance Securities Limited of Suites 1-3 16/F, Kinwick Ctr., 32 Hollywood Rd. Central, Hong Kong (the "Purchaser"), will purchase 31,340,000 common shares of Nexam Acquisition Corp., a Delaware corporation (the "Company" or "Registrant") from William Tay, the sole shareholder, officer and director of the Company.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

       Pursuant  to the  terms  of  a  Share  Purchase  Agreement,  Performance
Securities Limited will purchase 31,340,000 shares of the Company's common stock from Mr. Tay, the sole shareholder, officer and director of the Company.

       The total of 31,340,000 shares represents 100% of the Company's issued and outstanding common stock.

       On or before May 23, 2008, Purchaser will pay a Final Payment of US$53,955 in cash to Mr. Tay, for his shares.

       Immediately after the Closing, Purchaser will become the "control person" of the Company as that term is defined in the Securities Act of 1933, as amended.

       As part of the acquisition and pursuant to the Share Purchase Agreement, the following changes to the Company's directors and officers will occur on May 23, 2008 (the "Closing Date," as defined in the Agreement):

       * William Tay will resign as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective May 23, 2008.

       * G.J. de Klerk will be appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective as of May 23, 2008.

       * William Tay will then resign as a member of the Board of Directors of the Company.

       In connection with this change in control, effective May 23, 2008, the Company's address will be at P.O. Box 91983, West Vancouver, BC, V7V 4S4, Canada.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

       William Tay will resign as the Company's Director effective May 23, 2008. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

       William Tay will resign as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective May 23, 2008.

       G.J. de Klerk will be appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director effective on May 23, 2008.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

       As part of the Acquisition, and as reported on Form 8-K on May 15, 2008, the Company's Board of Directors approved to change the name of the Company from "Nexam Acquisition Corp." to "Dutch Oven Gold Group Inc."

       The name change was also approved by a majority shareholder vote without conducting a shareholders' meeting as permitted by the Delaware Corporation Act.

       The effective date of this amendment will take place as soon as the Company files an amendment to the Company's Certificate of Incorporation, with the Delaware Secretary of State, and receives a notification from the State of Delaware that such change had been made in the corporate charter of the Company, and is on file with the State of Delaware.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired:
    None

(b) Pro Forma Financial Information
    None

(c) Exhibits.

             10.1 Share Purchase Agreement dated as of May 12, 2008 between William Tay and G.J. de Klerk.

             1.1 Written Consent by the Shareholders of Nexam Acquisition Corp. to change name to Dutch Oven Gold Group Inc. (herein incorporated by reference from filing on Form 8-K on May 15, 2008).

             1.2 Unanimous Written Consent by the Board of Directors of Nexam Acquisition Corp. approving name change to Dutch Oven Gold Group Inc. (herein incorporated by reference from filing on Form 8-K on May 15, 2008).



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXAM ACQUISITION CORP.


By: /s/ William Tay
    ----------------------------------
    William Tay
    President and Director

Dated: May 19, 2008